Supplement dated February 14, 2020
To The Prospectuses Dated October 2, 2006 for

Asset I; Asset II; Plus (Bonus Recap);
Plus (No Recap); Freedom; Select; and Choice
Flexible Payment Deferred Combination Fixed
and Variable Annuity Contracts

Issued Through
Jackson Sage Variable Annuity Account A
Formerly The Sage Variable Annuity Account A

By Jackson National Life Insurance Company®
Formerly by Reassure America Life Insurance Company

To The Prospectus Dated May 1, 2006 for

Capital Select
Flexible Premium Deferred Variable Annuity Contract

To The Prospectus Dated May 1, 2001 for

Capital Select Plus – Capital Advantage
Flexible Premium Deferred Variable Annuity Contracts

Issued Through
Jackson VFL Variable Annuity Separate Account
Formerly Valley Forge Life Insurance Company Variable Annuity Separate Account

By Jackson National Life Insurance Company®
Formerly by Reassure America Life Insurance Company

This supplement updates certain information contained in the above-referenced prospectuses for Contracts formerly issued by Reassure America Life Insurance Company (“REASSURE”).  Please read it and keep it together with your prospectus for future reference.

Effective January 1, 2020, pursuant to the newly passed Setting Every Community Up for Retirement Enhancement ("SECURE") Act, the age at which you must begin taking your required minimum distributions ("RMDs") from your tax-qualified contract has increased from 70½ to 72. This change in triggering age for taking RMDs applies to you if you will attain age 70½ on or after January 1, 2020. If you have reached the age of 70½ prior to January 1, 2020, you are still required to use age 70½ as the triggering age for RMDs.

Also, effective January 1, 2020, you are now permitted to make contributions to your tax-qualified contract past the age of 70½. Some limitations may apply.

In addition, the SECURE Act imposes new restrictions impacting tax-qualified stretch contracts. Effective January 1, 2020, if an Individual Retirement Account ("IRA") owner or defined contribution plan participant dies on or after January 1, 2020, non-spouse beneficiaries may no longer "stretch" the post-death distributions over their lifetime. Instead, a non-spouse beneficiary is now required to draw down their entire inherited interest within ten (10) years. The ten-year rule does not apply to any portion payable to a surviving spouse, who may still "stretch" the post-death distributions for their life or a period not exceeding their life expectancy. Some additional exceptions to the ten-year rule may apply.

You may wish to consult with your financial professional or personal tax advisor if you are impacted by any of these changes.